UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2011
(Date of earliest reported)

Multiband Corporation
(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428
(Address of principal executive offices, including zip code)

(763) 504-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Effective December 8, 2011, Multiband Corporation has updated its investor presentation per the attached exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit	Description

99.1	Investor presentation of Multiband Corporation, dated December 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: December 14, 2011	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

No.	Description	Manner of Filing

99.1	Investor presentation dated December 8, 2011	Filed Electronically